UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 9, 2005

Oracle Corporation

(Exact name of Registrant as Specified in its Charter)

Delaware	0-14376	94-2871189
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Oracle Parkway, Redwood City, California	94065
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 506-7000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Election of Director

On November 9, 2005, Naomi O. Seligman accepted an offer to join the Board of Directors of Oracle Corporation. Ms. Seligman will not join any committees of the Board at this time.

Ms. Seligman, 66, has been a senior partner at Ostriker von Simson, a technology research firm, since June 1999. From 1977 until June 1999, Ms. Seligman served as a co-founder and senior partner of the Research Board, Inc., a private sector institution sponsored by 100 chief information officers from major global corporations. Ms. Seligman also serves as a director of The Dun & Bradstreet Corporation, Sun Microsystems, Inc. and Akamai Technologies, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORACLE CORPORATION

Dated: November 14, 2005	By:	/s/ Martin J. Collins
	Name:	Martin J. Collins
	Title:	Vice President, Associate General Counsel and Assistant Secretary